EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), entered into on, and effective as of June 28, 2024 (the “Effective Date”), is made by and among SPARK HOLDCO, LLC (“HoldCo”), a Delaware limited liability company, SPARK ENERGY, LLC (“Spark”), a Texas limited liability company, SPARK ENERGY GAS, LLC (“SEG”), a Texas limited liability company, CENSTAR ENERGY CORP., a New York corporation (“CenStar”), CENSTAR OPERATING COMPANY, LLC, a Texas limited liability company (“Censtar Opco”), OASIS POWER, LLC, a Texas limited liability company (“Oasis”), OASIS POWER HOLDINGS, LLC, a Texas limited liability company (“Oasis Holdings”), ELECTRICITY MAINE, LLC, a Maine limited liability company (“Maine”), ELECTRICITY N.H., LLC, a Maine limited liability company (“NH”), PROVIDER POWER MASS, LLC, a Maine limited liability company (“Mass”), MAJOR ENERGY SERVICES LLC, a New York limited liability company (“Major”), MAJOR ENERGY ELECTRIC SERVICES LLC, a New York limited liability company (“Electric”), RESPOND POWER LLC, a New York limited liability company (“Respond”), PERIGEE ENERGY, LLC, a Texas limited liability company (“Perigee”), VERDE ENERGY USA, INC., a Delaware corporation (“Verde Inc.”), VERDE ENERGY USA COMMODITIES, LLC, a Delaware limited liability company (“Verde Commodities”), VERDE ENERGY USA CONNECTICUT, LLC, a Delaware limited liability company (“Verde Connecticut”), VERDE ENERGY USA DC, LLC, a Delaware limited liability company (“Verde DC”), VERDE ENERGY USA ILLINOIS, LLC, a Delaware limited liability company (“Verde Illinois”), VERDE ENERGY USA MARYLAND, LLC, a Delaware limited liability company (“Verde Maryland”), VERDE ENERGY USA MASSACHUSETTS, LLC, a Delaware limited liability company (“Verde Massachusetts”), VERDE ENERGY USA NEW JERSEY, LLC, a Delaware limited liability company (“Verde New Jersey”), VERDE ENERGY USA NEW YORK, LLC, a Delaware limited liability company (“Verde New York”), VERDE ENERGY USA OHIO, LLC, a Delaware limited liability company (“Verde Ohio”), VERDE ENERGY USA PENNSYLVANIA, LLC, a Delaware limited liability company (“Verde Pennsylvania”), VERDE ENERGY USA TEXAS HOLDINGS, LLC, a Delaware limited liability company (“Verde Texas Holdings”), VERDE ENERGY USA TRADING, LLC, a Delaware limited liability company (“Verde Trading”), VERDE ENERGY SOLUTIONS, LLC, a Delaware limited liability company (“Verde Solutions”), VERDE ENERGY USA TEXAS, LLC, a Texas limited liability company (“Verde Texas”), VIA ENERGY SOLUTIONS, LLC, a Texas limited liability company (“Via LLC”), VIA WIRELESS, LLC, a Texas limited liability company (“Via Wireless”), and HIKO ENERGY, LLC, a New York limited liability company (“Hiko”) (jointly, severally and together, the “Co-Borrowers,” and each individually, a “Co-Borrower”), VIA RENEWABLES, INC. (fka SPARK ENERGY, INC.) (“Parent”), a Delaware corporation, WOODFOREST NATIONAL BANK, as administrative agent (in such capacity, “Agent”) and for itself as a Bank (including as Swing Bank, Swap Bank, an Issuing Bank), and each financial institution which is a party hereto (collectively, the “Banks”, including each Swing Bank, Swap Bank, and Issuing Bank) including Bank OZK, as New Bank (as defined below), as well as Cadence Bank, as the Departing Bank (as defined below). Capitalized terms used herein but not defined herein shall have the meanings specified by the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Co-Borrowers, the Parent, the Agent, and the Banks have entered into the Credit Agreement dated as of June 30, 2022 (the “Existing Credit Agreement”; and after giving effect to this Amendment, the “Credit Agreement”);

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WHEREAS, the Departing Bank (as defined in Section 4 below) desires to exit the Existing Credit Agreement as set forth herein, and the New Bank (as defined in Section 4 below) desires to become a Bank under the Credit Agreement; and

WHEREAS, the parties hereto have agreed to make certain amendments to the Existing Credit Agreement as provided for herein.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

SECTION 1. Amendments. Effective on the occurrence of the Effective Date (as defined below), the Existing Credit Agreement is hereby amended as follows:

(a) Section 1.01 (Certain Defined Terms) of the Credit Agreement is hereby amended by adding the following definitions in alphabetical order:

“”Availability Cushion” has the meaning specified in Section 2.07(d).

“Excess Borrowing Amount” has the meaning specified in Section 2.07(d).

“First Amendment” means that certain First Amendment to Credit Agreement dated as of the First Amendment Effective Date, by and among the Co-Borrowers, the Parent, the Agent, and the Banks party thereto.

“First Amendment Effective Date” means June 28, 2024.

“Series A Preferred Stock” means the 8.75% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share, of Parent.”

(b) Section 1.01 (Certain Defined Terms) of the Credit Agreement is hereby amended by amending and restating the following definitions:

“”Commitment” means, as to each Bank, its obligation to (a) make Working Capital Loans pursuant to Section 2.01(a), (b) make Acquisition Loans pursuant to Section 2.01(b), (c) purchase participations in L/C Obligations under Article 3, and (d) acquire interests in Swingline Loans pursuant to Section 2.01(c). As of the First Amendment Effective Date, (x) the aggregate Commitments equal $205,000,000 and (y) each Bank’s Commitment is set forth on Schedule 2.01.

“Expiration Date” means June 30, 2027.

“L/C Caps” means the following sub-limit caps upon L/C Obligations under particular types of Letters of Credit Issued as follows:

(a) Documentary and Standby Letters of Credit issued for the purpose of financing the purchase of Product and Performance Standby Letters of Credit, in each case with terms of up to 90 days – $205,000,000 in the aggregate, subject to increase as set forth in Section 2.02(b)(ii) and decrease as set forth in Section 2.08;

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(b) Documentary and Standby Letters of Credit issued for the purpose of financing the purchase of Product and Performance Standby Letters of Credit, in each case with terms of greater than 90 days and up to 365 days - $146,500,000 in the aggregate, subject to increase as set forth in Section 2.02(b)(ii) and decrease as set forth in Section 2.08;

provided that, any Letters of Credit that do not match the terms stated above due to the inclusion of an automatic renewal provision shall be permitted as long as the maximum number of days required for notice of non-renewal is ninety (90) days for Performance Standby Letters of Credit, and sixty (60) days for all other types of Letters of Credit.

“Working Capital Advance Cap” means $205,000,000, as such amount may be increased pursuant to Section 2.02(b) or reduced as otherwise set forth in this Agreement.”

(c) Section 1.01 (Certain Defined Terms) of the Credit Agreement is hereby amended by amending and restating the proviso at the end of the definition of “Borrowing Base Advance Cap” as follows:

“provided that, (w) in no event shall the amounts described in (b)(xi), (b)(xii), and (b)(xiii) above in excess of the lesser of (1) sixty percent (60%) of the sum of the items in subsections (b)(i) through (b)(xx) above, in the aggregate, and (2) sixty percent (60%) of the Commitments at such time, be counted when making the calculation under subsection (b) of this definition; (x) [reserved]; (y) in no event shall any amounts described in (b)(i) through (b)(xx) above which may fall into more than one of such categories be counted more than once when making the calculation under subsection (b) of this definition; and (z) in the event the amounts described in (b)(iii), (iv), (v), (vi), (ix), (xi) and (xii) in the aggregate for any counterparty exceed the amounts set forth on the Credit Limits Annex or the amount approved for other counterparties not listed on the Credit Limits Annex (including, without limitation the amounts set forth on Annex B), such excess amounts may not be included in the Borrowing Base Advance Cap unless approved by the Majority Banks.”

(d) Subsection (d) of Section 2.07 (Mandatory Prepayments of Loans) is hereby amended by amending and restating such subsection as follows:

“(d) If on any date, (A) the amount calculated under clause (b) of the Borrowing Base Advance Cap determined as of the Collateral Position Report most recently received by the Agent pursuant to Section 7.02(b), minus (B) the Effective Amount of the Loans plus the Effective Amount of all L/C Obligations (the ”Availability Cushion“) is less than the greater of (such greater amount, the ”Excess Borrowing Amount“) (x) $10,000,000 and (y) 10% of the amount calculated under clause (b)of the Borrowing Base Advance Cap determined as of the Collateral Position Report most recently received by the Agent pursuant to Section 7.02(b), then the Co-Borrowers shall within ten (10) Business Days after the due date for delivery of the subject Collateral Position Report pursuant to Section 7.02(b) (without notice or demand), prepay the outstanding principal amount of the Loans and L/C Borrowings by an amount sufficient to make the Availability Cushion greater than or equal to the Excess Borrowing Amount (such payments to be applied pro rata between Working Capital Loans and Acquisition Loans).”

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(e) Subsection (w) of Section 7.02 (Certificates; Other Information) of the Credit Agreement is hereby amended by amending and restating such subsection as follows:

“(w) delivered (i) within twenty (20) Business Days following January 31 and July 31 of each year, a scheduled Field Survey and Review as of January 31 and July 31, respectively, with respect to the Collateral Position Report most recently due to the Agent pursuant to Section 7.02(b), at the sole cost and expense of the Co-Borrowers, and (ii) at such other times as the Agent may request, as soon as possible (and in any event no later than twenty (20) Business Days following Co-Borrower’s receipt of such request), a non-scheduled Field Survey and Review with an ”as of“ date as required by the Agent, provided that such non-scheduled Field Survey and Review shall be at the sole cost and expense of the Co-Borrowers after an Event of Default has occurred and is continuing (or if a Default or Event of Default is shown by such completed unscheduled Field Survey and Review to have occurred); and with respect to each of the foregoing clauses (i) and (ii) each Loan Party shall, and shall cause each of its Subsidiaries to, fully cooperate in such Field Survey and Review.”

(f) Subsection (a) of Section 7.07 (Use of Proceeds) of the Credit Agreement is hereby amended by amending and restating such subsection as follows:

“(a) Co-Borrowers shall use the proceeds of the Working Capital Loans solely for the purposes of (i) paying fees and expenses in connection with this Agreement; (ii) financing such Co-Borrowers’ working capital requirements, including LDCs, related to the trading and marketing of Product and Renewable Energy Certificates and for related hedging requirements; (iii) general corporate purposes (other than Permitted Acquisitions, the distribution contemplated in clause (iv) and other acquisitions of customer contracts); and (iv) making a distribution to Parent which is immediately used by Parent to redeem the Series A Preferred Stock, provided that, before and immediately after giving effect thereto, (A) the Effective Amount of all Loans then outstanding plus the Effective Amount of all L/C Obligations does not exceed 85% of the Borrowing Base Advance Cap determined as of the Collateral Position Report most recently received by the Agent pursuant to Section 7.02(b), (B) the aggregate redemption price paid with the proceeds of the Working Capital Loans does not exceed $20,000,000 in the aggregate within any twelve (12) month period; and (C) the conditions set forth in clauses (i) and (ii) of Section 7.15(e) are satisfied.”

(g) Subsections (b) and (c) Section 7.09 (Financial Covenants) of the Credit Agreement are hereby amended by amending and restating such subsections as follows:

“(b) Total Leverage Ratio. Parent shall not permit as of the last day of any calendar month, commencing the first month-end after the First Amendment Effective Date, the ratio of (i) the sum of (x) all Indebtedness of the Loan Parties on a Consolidated basis, on such date (excluding (A) the Subordinated Debt permitted by Section 7.13(c) and (B) the Effective Amount of the L/C Obligations) plus (y) gross amounts reserved for potential civil and regulatory liabilities identified in the most recent Form 10-K or 10-Q filing filed by Parent with the SEC to (ii) Adjusted EBITDA for the most recent twelve (12) month period then ended to be more than 3.00 to 1.00.

(c) [Reserved].”

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(h) Subsection (e) of Section 7.15 (Restricted Payments) of the Credit Agreement is hereby amended by amending and restating such subsection as follows:

“(e) consummate repurchases by the Parent of its own Equity Interests, provided that, before and immediately after giving effect thereto, (i) no Default or Event of Default would exist, (ii) the Loan Parties are in pro forma compliance with the financial covenants in Section 7.09, and (iii) the Effective Amount of all Loans then outstanding plus the Effective Amount of all L/C Obligations does not exceed 90% of the Borrowing Base Advance Cap determined as of the Collateral Position Report most recently received by the Agent pursuant to Section 7.02(b); provided, however, that with respect to repurchases of Preferred Stock paid for with the proceeds of Working Capital Loans, the Effective Amount of all Loans then outstanding plus the Effective Amount of all L/C Obligations shall not exceed 85% of the Borrowing Base Advance Cap determined as of the Collateral Position Report most recently received by the Agent pursuant to Section 7.02(b), as required by Section 7.07(a).”

(i) Exhibit E (Form of Compliance Certificate) of the Credit Agreement is hereby deleted and replaced as set forth on Annex I hereto.

(j) Schedule 2.01 (Commitments) of the Credit Agreement is hereby deleted and replaced as set forth on Annex IIIhereto.

(k) Schedule 7.18 (Locations of Inventory) of the Credit Agreement is hereby deleted and replaced as set forth on Annex IV hereto.

SECTION 2. Conditions to Effectiveness. This Amendment shall be effective as of the Effective Date upon the satisfaction of the following conditions precedent:

(a) Documentation.

A.	The Agent shall have received counterparts hereof duly executed by the Loan Parties, the Agent, the Issuing Banks, the Banks (including the New Bank) and the Departing Bank.

B.

The Agent shall have received copies of the resolutions of each Loan Party authorizing the transactions contemplated hereby, certified as of the Effective Date by a Responsible Officer of such Loan Party.

C.

The Agent shall have received a certificate of a Responsible Officer of each Loan Party certifying the names and true signatures of any Responsible Officers of such Loan Party who are authorized to act on behalf of each Loan Party.

D.

The Agent shall have received (a) the certificate of incorporation, certificate of formation, or certificate of limited partnership, as applicable, of each Loan Party as in effect on the Effective Date, each certified by the Secretary of State of each such Person’s state of organization (or a certification by a Responsible Officer of such Loan Party (in form and substance satisfactory to the Agent) that such certificate of incorporation, certificate of formation, or certificate of limited partnership, as applicable, has not been amended since the previous delivery thereof to the Agent and remains in full force and effect), (b) the bylaws, regulations, operating agreement or partnership agreement, as applicable, of each Loan Party, each certified by a Responsible Officer of such Loan Party as a true and correct copy thereof as of the Effective Date (or a certification by a Responsible Officer of such Loan Party (in form and substance satisfactory to the Agent) that such bylaws, regulations, operating agreement or partnership agreement, as applicable, has (or have) not been amended since the previous delivery thereof to the Agent and remain (or remains) in full force and effect), and (c) evidence satisfactory to the Agent, that each Loan Party is in good standing under the laws of its state of organization.

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E.	The Agent shall have received such legal opinions of counsel to the Parent and Co-Borrowers as the Banks shall request.

F.

The Agent shall have received a Note (as defined in the Credit Agreement (after giving effect to this Amendment)) duly executed by the Co-Borrowers, for the New Bank pursuant to its request for same prior to the date hereof.

G.

The Agent shall have received (x) the Subordinated Creditor Consent (in the form of Annex II hereto) duly executed by Retailco and (y) written evidence (in form and substance satisfactory to the Agent) that the maturity of the Subordinated Debt owing to Retailco has been extended in a manner compliant with clause (a) of the definition thereof.

H.

The Agent shall have received all documentation and other information requested by the Agent or any Bank that is required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the USA Patriot Act.

(b) Fees and Expenses. The Agent shall have received (i) evidence of payment by the Co-Borrowers of all fees, costs and expenses (including without limitation such payments by Co-Borrowers pursuant to Section 4 below) to the extent then due and payable on or prior to the Effective Date, together with Attorney Costs, and (ii) payment by the New Bank pursuant to Section 4(c) below.

SECTION 3. Representations and Warranties. Each of the Co-Borrowers hereby represents and warrants that after giving effect hereto:

(a) The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or limited liability company action, as applicable, and do not and will not contravene, conflict with or result in any breach or contravention of, or the creation of any Lien under any of such Loan Party’s organizational and governing documents, or any document evidencing any contractual obligation to which such Loan Party is a party or any order, injunction, writ or decree of any Governmental Authority to which such Loan Party or its property is subject or any Requirement of Law, to the extent any such contravention, conflict or breach has or could reasonably be expected to have a Material Adverse Effect on the Loan Parties, taken as a whole.

(b) The representations and warranties of the Loan Parties contained in the Loan Documents are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which representation and warranty shall be true and correct in all respects) on and as of the Effective Date (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and after giving effect to this Amendment.

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(c) No event has occurred and is continuing which constitutes a Default, an Event of Default or both.

SECTION 4. Departing Bank; New Bank; Increasing Banks; Reallocation. (a) On the Effective Date (immediately prior to giving effect to this Amendment (and for the avoidance of doubt, each of the parties hereto acknowledges that the Departing Bank (as defined below) shall be deemed to have consented to any of the amendments to the Existing Credit Agreement set forth in Section 1 hereof, and such amendments shall not become effective until the requirements of this Section 4 have been satisfied)): (A) the Co-Borrowers shall prepay in full all outstanding Loans and other Obligations (including, without limitation, any amounts payable under Section 4.03 of the Existing Credit Agreement in connection with such repayment) owing to Cadence Bank (“Cadence Bank” and a “Departing Bank”), and (B) simultaneously borrow new advances in an amount equal to such prepayment, and upon such prepayment, the Departing Bank shall cease to be a Bank, the Departing Bank’s Commitments shall terminate and Departing Bank’s rights and obligations under the Loan Documents shall terminate except for any such rights under Sections 4.01, 4.02, 4.03 and 10.05 of the Existing Credit Agreement and any other rights that expressly survive such termination.

(b) All payments made under clause (a) above to the Departing Bank shall be retained solely by the applicable Departing Bank and shall not be subject to the pro rata sharing provisions set forth in the Loan Documents.

(c) Each of the Banks (including, without limitation, the New Bank) hereby agrees as follows:

(i) The New Bank shall pay to the Agent on the Effective Date, in immediately available funds, an amount equal to the amount of the New Bank’s Credit Percentage (determined after giving effect to this Amendment) of the aggregate principal amount of the Loans to be outstanding immediately after giving effect to this Amendment upon the Effective Date. Such amount paid by the New Bank shall be deemed the purchase price for the acquisition by the New Bank of such amount of Loans and Commitments from the other Banks, as applicable, upon the effectiveness of this Amendment. The Agent shall distribute such amounts as received from the New Bank as may be necessary so that the Loans are held by the Banks (including, without limitation, the New Bank) in accordance with their respective Credit Percentages (determined after giving effect to this Amendment).

(ii) Each Bank which receives a payment in connection with clause (i) above (each, a “Selling Bank”) shall be deemed to have sold and assigned, without recourse to such Selling Bank, to the New Bank (each, a “Purchasing Bank”), and such Purchasing Banks shall be deemed to have purchased and assumed without recourse to the Selling Banks, Working Capital Loans in amounts such that after giving effect thereto each Bank shall hold Working Capital Loans in accordance with its Credit Percentage (determined after giving effect to this Amendment).

(d) (i) From and after the Effective Date, the New Bank shall be a party to the Credit Agreement and have the rights and obligations of a Bank under the Credit Agreement and under the other Loan Documents and shall be bound by the provisions thereof.

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(ii) The New Bank shall hold an undivided interest in and to (A) all the rights and obligations of a Bank under the Credit Agreement in connection with its new Commitments and (B) all rights and obligations of a Bank in connection therewith under the other Loan Documents.

(e) (i) The New Bank acknowledges and agrees that no Bank party to the Existing Credit Agreement (including, without limitation, the Departing Bank) (A) has made any representation or warranty or shall have any responsibility with respect to any statements, warranties or representations made by the Co-Borrowers in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Documents or any other instrument or document furnished pursuant thereto or in connection therewith or (B) has made any representation or warranty or has any responsibility with respect to the financial condition of the Co-Borrowers or any other obligor or the performance or observance by the Co-Borrowers or any obligor of any of their respective obligations under the Credit Agreement or any other Loan Documents or any other instrument or document furnished pursuant hereto or thereto.

(ii) The New Bank (A) represents and warrants that it is legally authorized to enter into this Amendment, (B) confirms that it has received a copy of the Existing Credit Agreement, together with copies of the financial statements delivered pursuant to Section 7.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment, (C) agrees that it will, independently and without reliance upon the other Banks or the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto or in connection herewith or therewith, (D) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, (E) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank including, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to Sections 4.01(f)(ii)(2) and 4.01(f)(iii) of the Credit Agreement and (F) agrees that it will be bound by the provisions of the Intercreditor Agreement.

(f) The Co-Borrowers hereby agree that, in connection with the reallocation set forth in clause (a) above, the Co-Borrowers shall compensate each Bank for any loss, cost or expense attributable to such reallocation as required by Section 4.03 of the Credit Agreement.

(g) On and after the Effective Date, Bank OZK shall be a joint Lead Arranger.

(h) If requested by the New Bank, the Co-Borrowers shall promptly execute and deliver to the New Bank a Note, dated as of the Effective Date, in the principal amount of the New Bank’s Commitment set forth in Schedule 2.01 of the Credit Agreement. This Amendment shall constitute a New Bank Agreement (such that no separate New Bank Agreement in the form of Exhibit H of the Credit Agreement is needed to effect the joinder of New Bank).

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SECTION 5. Ratification of Obligations; Reaffirmation of Guaranty Agreement and Liens. Each of the Loan Parties hereby ratifies and confirms its Obligations under the Credit Agreement and the other Loan Documents and acknowledges that all other terms, provisions and conditions of the Credit Agreement and the other Loan Documents remain unchanged (except as modified hereby) and are in full force and effect. The Parent hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty Agreement are in full force and effect and that it continues to unconditionally and irrevocably guarantee the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all of the Obligations. Each Loan Party hereby ratifies, confirms, acknowledges and agrees that all Liens now or hereafter held by the Agent for the benefit of the Secured Parties as security for payment of the Obligations remain in full force and effect.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THIS AMENDMENT, AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY WHATSOEVER TO THIS AMENDMENT (WHETHER IN CONTRACT, TORT, OR OTHERWISE) SHALL BE GOVERNED BY, THE LAW OF THE STATE TEXAS, OTHER THAN THOSE CONFLICT OF LAW PROVISIONS THAT WOULD DEFER TO THE SUBSTANTIVE LAWS OF ANOTHER JURISDICTION.

SECTION 7. Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Texas Uniform Electronic Transactions Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 8. Loan Document. This Amendment is a Loan Document.

SECTION 9. Headings. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.

SECTION 10. Entire Agreement. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES HERETO, AND SUPERSEDES ALL PRIOR OR CONTEMPORANEOUS AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, VERBAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF.

SECTION 11. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 12. Signing Capacity. Regardless of the capacities reflected on any signature block below, (a) each Bank that is a Swing Bank, Swap Bank, and Issuing Bank intends that its signature below as a Bank include its signature as a Swing Bank, Swap Bank, and Issuing Bank, as applicable, and (b) Bank OZK intends that its signature below as a Bank include its signature as the New Bank.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CO-BORROWERS:

SPARK HOLDCO, LLC

SPARK ENERGY, LLC

SPARK ENERGY GAS, LLC

CenStar Energy CORP.

CENSTAR OPERATING COMPANY, LLC

Oasis Power, LLC

Oasis Power Holdings, LLC

Electricity Maine, LLC

Electricity N.H., LLC

Provider Power Mass, LLC

Major Energy Services LLC

Major Energy Electric Services LLC

Respond Power LLC

Perigee Energy, LLC

verde energy usa, inc.

verde energy usa commodities, llc

verde energy usa connecticut, llc

verde energy usa dc, llc

verde energy usa ILLINOIS, llc

verde energy usa MARYLAND, llc

verde energy usa MASSACHUSETTS, llc

verde energy usa NEW JERSEY, llc

verde energy usa NEW YORK, llc

verde energy usa OHIO, llc

verde energy usa PENNSYLVANIA, llc

verde energy usa TEXAS HOLDINGS, llc

verde energy usa TEXAS, llc

verde energy usa TRADING, llc

verde energy SOLUTIONS, llc

VIA ENERGY SOLUTIONS, LLC

VIA WIRELESS, LLC

HIKO ENERGY, LLC

Each By:	/s/ Mike Barajas
Name:	Mike Barajas
Title:	Chief Financial Officer

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PARENT: VIA RENEWABLES, INC. (fka Spark Energy, Inc.)

By:	/s/ Mike Barajas
Name:	Mike Barajas
Title:	Chief Financial Officer

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AGENT: WOODFOREST NATIONAL BANK, a national banking association, as Agent

By:	/s/ Connell Crawford
Name:	Connell Crawford
Title:	Assistant Vice President

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BANKS: WOODFOREST NATIONAL BANK, a national banking association, as a Bank

By:	/s/ Connell Crawford
Name:	Connell Crawford
Title:	Assistant Vice President

BANK OZK, as a Bank

By:	/s/ Mark Simoes
Name:	Mark Simoes
Title:	Executive Managing Director

BOKF, NA, A NATIONAL BANKING ASSOCIATION DBA BANK OF TEXAS, as a Bank

By:	/s/ Santiago Acuna
Name:	Santiago Acuna
Title:	Senior Vice President

GULF CAPITAL BANK, as a Bank

By:	/s/ Kristen Mclean
Name:	Kristen Mclean
Title:	SVP, Relationship Manager

ORIGIN BANK, as a Bank

By:	/s/ Robert S. Martin
Name:	Robert S. Martin
Title:	Regional EVP

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VERITEX BANK, as a Bank

By:	/s/ Greg Christmann
Name:	Greg Christmann
Title:	Executive Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Bank

By:	/s/ Melina Mackey
Name:	Melina Mackey
Title:	Director

ZIONS BANCORPORATION DBA AMEGY BANK, as a Bank

By:	/s/ Mario Gagetta
Name:	Mario Gagetta
Title:	Vice President

CADENCE BANK, as Departing Bank

By:	/s/ Blake Patterson
Name:	Blake Patterson
Title:	SVP

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Annex III to First Amendment to Credit Agreement

SCHEDULE 2.01

COMMITMENTS

Bank	Commitment	Credit Percentage
Woodforest National Bank	$40,000,000.00	19.512195122%
BOKF, NA, a National Banking Association dba Bank of Texas	$35,000,000.00	17.073170732%
Bank OZK	$35,000,000.00	17.073170732%
Wells Fargo Bank, National Association	$25,000,000.00	12.195121951%
Zions Bancorporation, N.A. dba Amegy Bank	$20,000,000.00	9.756097561%
Origin Bank	$15,000,000.00	7.317073171%
Veritex Community Bank (formerly known as Green Bank)	$20,000,000.00	9.756097561%
Gulf Capital Bank	$15,000,000.00	7.317073171%
	$205,000,000.00	100.000000000%

First Amendment to Credit Agreement– Annex III